                                                                   Exhibit 10.50


                           AMENDMENT NO. 6 AND WAIVER

         This AMENDMENT NO. 6 AND WAIVER (this "Amendment"), dated as of March 30, 2001 is by and among (a) PolyVision Corporation ("PolyVision"), Posterloid Corporation ("Posterloid"), Greensteel, Inc. ("Greensteel") (together with PolyVision and Posterloid, the "Borrowers"), (b) Fleet National Bank as European Letter of Credit Bank, Initial Issuing Bank, Swing Line Bank and Administrative Agent (in its capacity as Administrative Agent, the "Administrative Agent"), and
(c) the other lending institutions listed on the signature page hereto (collectively, the "Lenders").

         WHEREAS, the Borrowers, the Lenders, the European Letter of Credit Bank, the Initial Issuing Bank, the Swing Line Bank and the Administrative Agent are parties to that certain Credit Agreement, dated as of November 20, 1998 (as amended, the "Credit Agreement"), pursuant to which the Administrative Agent, the European Letter of Credit Bank, the Initial Issuing Bank, the Swing Line Bank and the Lenders (collectively, the "Lender Parties"), upon certain terms and conditions, have agreed to make loans and otherwise extend credit to the Borrowers;

         WHEREAS, pursuant to Section 6.19 of the Credit Agreement, the Borrowers have agreed, among other things, not to become a lessee under any operating lease of property, including, without limitation, real estate, ("Operating Leases"), if the aggregate Rentals payable during any period of twelve consecutive months under the lease in question and all other leases under which any Borrower or any of its Subsidiaries, as the case may be, is then lessee would exceed One Million Dollars ($1,000,000), including the Dollar Equivalent of amounts denominated in non-U.S. currencies. The Borrowers have informed the Lenders that the Rentals for all such Operating Leases for the twelve-month period ended December 31, 2000 were $1,700,000, and thus the Borrowers would not be in compliance with the terms of Section 6.19 of the Credit Agreement for such period and all twelve-month periods commencing in the year 2000 (such non-compliance is referred to herein as the "Section 6.19 Non-Compliance");

         WHEREAS, pursuant to Section 8.1 of the Credit Agreement, the Borrowers have agreed, among other things, that they will maintain a Consolidated Debt to EBITDA Ratio of not more than 4.25 to 1 for the period ending December 31, 2000. The Borrowers have informed the Lenders that the Consolidated Debt to EBITDA Ratio for such period was 4.85:1, and thus the Borrowers would not be in compliance with the terms of Section 8.1 of the Credit Agreement for such period (such non-compliance is referred to herein, as the "Section 8.1 Non-Compliance" and, together with the Section 6.19 Non-Compliance, the "Specified Non-Compliance");

         WHEREAS, pursuant to Section 8.2 of the Credit Agreement, the Borrowers have agreed, among other things, that they will maintain a ratio of EBITDA to Consolidated Interest Expense of not less than 2.50 to 1 for the period ending December 31, 2000. The Borrowers have informed the Lenders that the ratio of EBITDA to Consolidated Interest Expense for such period was 2.33:1, and thus the Borrowers would not be in compliance with the terms of Section 8.2 of the Credit Agreement for such period (such non-compliance is referred to herein, as the "Section 8.2 Non-Compliance" and, together with the Section 6.19 Non-Compliance and the Section 8.1 Non-Compliance, the "Specified Non-Compliance");

         WHEREAS, The Borrowers have requested that the Lenders and the Administrative Agent waive the Specified Non-Compliance solely for the periods stated above and amend certain of the terms and provisions of the Credit Agreement and the other Loan Documents as set forth herein;

         WHEREAS, the Lenders and the Administrative Agent have agreed, subject to the satisfaction of the conditions precedent set forth herein, to waive the Specified Non-Compliance solely for the periods stated above and to so amend the Credit Agreement and the other Loan Documents as set forth herein; and

         WHEREAS, capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

         NOW, THEREFORE, the Borrowers, the Lenders and the Administrative Agent hereby agree as follows:

         Section 1. WAIVER. Subject to the satisfaction of the conditions precedent set forth in Section 6 hereof and in consideration of and reliance upon the agreements of the Borrowers set forth herein, each of the Lenders agrees to waive (a) the Section 6.19 Non-Compliance for all twelve-month periods commencing from and after January 1, 2000 but prior to the Effective Date (as that term is defined herein), PROVIDED THAT the aggregate amount of Rentals payable by the Borrowers and their Subsidiaries under Operating Leases for any such twelve-month period does not exceed $1,700,000, (b) the
Section 8.1 Non-Compliance for the period ending December 31, 2000, PROVIDED THAT the Consolidated Debt to EBITDA Ratio for such period did not exceed 4.85:1.00, and (c) the Section 8.2 Non-Compliance for the period ending December 31, 2000; PROVIDED THAT the ratio of EBITDA to Consolidated Interest Expense for such period was not less than 2.30:1.00.

         Section 2. AMENDMENTS TO THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, the Credit Agreement is hereby amended as follows:

         Section 2.1 DEFINITIONS.

                  (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Applicable Margin" set forth therein and substituting in lieu thereof the following new definition:

                  "APPLICABLE MARGIN" means at any time a percentage per annum as set forth below:

                     Applicable Margin for Revolving Credit
                          ADVANCES AND TERM A ADVANCES

     ---------------------------------------------------------------------------
      Applicable Margin for Eurodollar Rate       Applicable Margin for Prime
                  Advances                              Rate Advances
     ---------------------------------------------------------------------------
                    3.75%                                    2.50%
     ---------------------------------------------------------------------------

                           APPLICABLE MARGIN FOR TERM B ADVANCES

     ---------------------------------------------------------------------------
       Applicable Margin for Eurodollar Rate       Applicable Margin for Prime
                   Advances                              Rate Advances
     ---------------------------------------------------------------------------
                    4.50%                                    3.25%
     ---------------------------------------------------------------------------

         (b) The definition of "EBITDA" set forth in Section 1.1 of the Credit Agreement is hereby amended by:

                  (i) deleting clause (v) thereof in its entirety and substituting in lieu thereof the text: "(v) [Intentionally Omitted]";

                  (ii) deleting clause (vi) thereof in its entirety and substituting in lieu thereof the text: "(vi) amortization expense and, during fiscal year 2001, to the extent deducted in the computation of Net Income, up to $1,443,000 in non-recurring charges identified by the Borrowers to the Lenders in the projections for the 2001 fiscal year delivered to the Lenders prior to the date of Amendment No. 6 to this Agreement, and"; and

                  (iii) deleting the text "MINUS extraordinary and nonrecurring gains (or plus extraordinary losses) (in each case determined in accordance with GAAP)" occurring in the tenth and eleventh lines of such definition.

         Section 2.2 AFFIRMATIVE COVENANTS. Section 5 of the Credit Agreement is hereby amended by adding the following new Section 5.22 thereto in the correct numerical location:

                  Section 5.22 FINANCIAL CONSULTANT The Lenders shall be entitled to retain a financial consultant (the "Consultant") to, among other things, test the projections and business plan prepared by the Borrowers, and evaluate cash flows of the Borrowers. The Borrowers shall cooperate with the Consultant and make their officers and records available to the Consultant. The Borrowers shall pay the fees and expenses of the Consultant; PROVIDED THAT the fees of the Consultant shall not exceed $50,000 without the approval of the Administrative Agent (which approval shall be in the sole and absolute discretion of the Administrative Agent). The Administrative Agent agrees to give notice to the Borrowers in the event it approves fees in excess of $50,000.

         Section 2.3 DEBT. Section 6.2 of the Credit Agreement is hereby amended by deleting clause (g) thereof and substituting in lieu thereof the following new text: "(g) [Intentionally Omitted]."

         Section 2.4 FUNDAMENTAL CHANGES. Section 6.4 of the Credit Agreement is hereby amended by (a) deleting clause (a)(i) thereof and substituting in lieu thereof the text: "(i) [Intentionally Omitted] and" and (b) deleting clause
(c)(ii) thereof in its entirety and substituting in lieu thereof the text: "(ii) [Intentionally Omitted]."

         Section 2.5 INVESTMENTS IN OTHER PERSONS. Section 6.6 of the Credit Agreement is hereby amended by deleting clause (a)(i) thereof and substituting in lieu thereof the text: "(i) [Intentionally Omitted]."

         Section 2.6 DIVIDENDS. Section 6.7 of the Credit Agreement is hereby amended by deleting clause (d) thereof and substituting in lieu thereof the text: "(d) [Intentionally Omitted]."

         Section 2.7 REPAYMENTS OR PREPAYMENTS, ETC. OF DEBT. Section 6.11 of the Credit Agreement is hereby amended by deleting clause (b)(iv) thereof and substituting in lieu thereof the text: "(iv) [Intentionally Omitted]."

         Section 2.8 CAPITAL EXPENDITURES. The Credit Agreement is hereby further amended by deleting Section 6.17 thereof in its entirety and substituting in lieu thereof the following new Section 6.17:

                  Section 6.17 CAPITAL EXPENDITURES Make, or permit any of their Subsidiaries to make, any Capital Expenditures that would cause the aggregate of all such Capital Expenditures made by the Borrowers and their Subsidiaries in any period set forth below to exceed the amount set forth below for such period.

                                  PERIOD                          AMOUNT
                                  ------                          ------
                  Fiscal Year ended December 31, 1999           $3,000,000

                  Fiscal Year ended December 31, 2000           $3,000,000

                  Fiscal Year ended December 31, 2001           $2,100,000

                  Each Fiscal Year thereafter                   $3,500,000

         PROVIDED, HOWEVER, the Borrower may make an additional $500,000 in Capital Expenditures in the Fiscal Year ending December 31, 2001 with the consent (which may be withheld for any reason) of the Administrative Agent.

         Section 2.9 LIMITATIONS ON OPERATING LEASES. Section 6.19 of the Credit Agreement is hereby amended by deleting the text "One Million ($1,000,000) Dollars" occurring in the seventh line thereof and substituting in lieu thereof the following new text: "Two Million Five Hundred Thousand Dollars ($2,500,000)".

         Section 2.10 MONTHLY FINANCIALS.

                  (a) Section 7.2 of the Credit Agreement is hereby amended by inserting the following new text immediately after the words "Fiscal Year" in the ninth line thereof:

         ", and together with a comparison to the projected operating budget for such period delivered to the Lenders and the Administrative Agent pursuant to Section 7.5A hereof,"

                  (b) Section 7.2 of the Credit Agreement is hereby amended by inserting the following new sentence at the end of such Section:

         "In addition, the Borrowers shall furnish to the Administrative Agent and the Lenders, not later than the 15th day of each month, a rolling forecast of the cash flows of the Borrower and its Subsidiaries for the thirteen (13) week period commencing at the beginning of such month, such forecast to be in form and detail reasonably acceptable to the Administrative Agent."[, Together with a comparison of the forecasted
                               ===============================================
         cash flows for the immediately preceding month to the actual cash flows
         =======================================================================
         for such month."]
         =================

         Section 2.11 MONTHLY FORECASTS. The Credit Agreement is hereby further amended by adding the following new Section 7.5A thereto immediately after
Section 7.5:

                  Section 7.5A MONTHLY FORECASTS. Together with quarterly financial statements delivered pursuant to Section 7.3, updated rolling twelve-month projections for the Borrowers and their Subsidiaries, including calculations for such period of the covenants set forth in
         Article 8 hereof.

         Section 2.12 BANK ACCOUNTS. The Credit Agreement is hereby further amended by adding the following new Section 7.24 thereto in the correct numerical location:

                  Section 7.24 BANK ACCOUNTS. Within 30 days after the end of each month, a complete and accurate list of all bank, investment and other accounts then maintained by the Borrowers and their Subsidiaries.

         Section 2.13 CONSOLIDATED DEBT TO EBITDA RATIO. Section 8.1 of the Credit Agreement is hereby amended by deleting the table set forth in such Section and substituting in lieu thereof the following new table:

              ------------------------------------------ -----------------------
              Date of Determination - Fiscal             Maximum Ratio
              Quarter Ending
              ------------------------------------------ -----------------------
              12/31/00                                   4.85:1
              ------------------------------------------ -----------------------
              3/31/01 and 6/30/01                        5.50:1
              ------------------------------------------ -----------------------
              9/30/01                                    5.00:1
              ------------------------------------------ -----------------------
              12/31/01                                   4.00:1
              ------------------------------------------ -----------------------
              3/31/02 and 6/30/02                        3.75:1
              ------------------------------------------ -----------------------
              9/30/02 through (and including) 6/30/03    3.25:1
              ------------------------------------------ -----------------------
              9/30/03 through (and including) 9/30/05    2.75:1
              ------------------------------------------ -----------------------

         Section 2.14 INTEREST COVERAGE RATIO. Section 8.2 of the Credit Agreement is hereby amended by deleting the table set forth in such Section and substituting in lieu thereof the following new table:

              ------------------------------------------ -----------------------
              Date of Determination - Fiscal             Minimum Ratio
              Quarter Ending
              ------------------------------------------ -----------------------
              12/31/00                                   2.30:1
              ------------------------------------------ -----------------------
              3/31/01                                    1.75:1
              ------------------------------------------ -----------------------
              6/30/01                                    1.75:1
              ------------------------------------------ -----------------------
              9/30/01                                    2.00:1
              ------------------------------------------ -----------------------
              12/31/01                                   2.50:1
              ------------------------------------------ -----------------------


              ------------------------------------------ -----------------------
              3/31/02 and 6/30/02                        3.0:1
              ------------------------------------------ -----------------------
              9/30/02 through (and including) 9/30/05    3.5:1
              ------------------------------------------ -----------------------

         Section 2.15 FIXED CHARGE COVERAGE RATIO. Section 8.3 of the Credit Agreement is hereby amended by deleting the table set forth in such Section and substituting in lieu thereof the following new table:

              ------------------------------------------ -----------------------
              Date of Determination - Fiscal             Minimum Ratio
              Quarter Ending
              ------------------------------------------ -----------------------
              12/31/00                                   1.10:1
              ------------------------------------------ -----------------------
              3/31/01 through (and including) 9/30/01    .90:1
              ------------------------------------------ -----------------------
              12/31/01                                   1.10:1
              ------------------------------------------ -----------------------
              3/31/02 through (and including) 12/31/02   1.20:1
              ------------------------------------------ -----------------------
              3/31/03 through (and including) 9/30/05    1.25:1
              ------------------------------------------ -----------------------

         Section 2.16 MINIMUM EBITDA. The Credit Agreement is hereby further amended by adding the following new Section 8.4 thereto in the correct numerical location:

                  Section 8.4 MINIMUM EBITDA. Not permit EBITDA for any fiscal quarter set forth in the table below to be less than the amount set forth opposite such quarter in such table:

              ------------------------------------------ -----------------------
              Date of Determination -Fiscal              Minimum Quarterly
              Quarter Ending                             EBITDA
              ------------------------------------------ -----------------------
              3/31/01                                    $1,808,000
              ------------------------------------------ -----------------------
              6/30/01                                    $6,973,000
              ------------------------------------------ -----------------------
              9/30/01                                    $9,690,000
              ------------------------------------------ -----------------------
              12/31/01                                   $5,250,000
              ------------------------------------------ -----------------------

         2.17 NOTICES, ETC. Section 11.2 of the Credit Agreement is hereby amended by deleting the first and third notice addresses specified in paragraph
(b) thereof and substituting in lieu thereof the following new notices addresses:

                  Fleet National Bank
                  100 Federal Street
                  Mail Stop:  [_________]
                  Boston, MA  02110
                  Attention:  Christopher N. Sotir
                  Telephone:  617-434-2332
                  Telecopier: 617-434-4775

                  Bingham Dana LLP
                  150 Federal Street
                  Boston, MA  02110
                  Attention:  Jonathan K. Bernstein, Esq.
                  Telephone:  617-951-8630

                  Telecopier: 617-951-8736

         Section 3. AGREEMENTS OF THE BORROWERS.

         (a) This Amendment shall constitute a Loan Document and (i) any failure of the Borrowers to comply with any of the provisions of this Amendment and/or
(ii) the failure of any representation or warranty contained herein to be true and correct in all material respects shall constitute a Default and an Event of Default under the Credit Agreement.

         (b) Promptly upon the request of the Administrative Agent, the Borrowers agree to take all actions which may be requested by the Administrative Agent which are provided for in Section 5.13 of the Credit Agreement, without regard to the requirement of the existence of any Default or Event of Default.

         Section 4. REPRESENTATIONS AND WARRANTIES. The Borrowers represent and warrant to the Lenders and the Administrative Agent as follows:

         (a) REPRESENTATIONS AND WARRANTIES IN CREDIT AGREEMENT. The representations and warranties of the Borrowers contained in the Credit Agreement, as amended hereby, (i) were true and correct in all material respects when made, and (ii) continue to be true and correct in all material respects on the date hereof, except to the extent such representations and warranties by their terms are made solely as of a prior date.

         (b) AUTHORITY, ETC. The execution and delivery by the Borrowers of this Amendment and the performance by the Borrowers of all of their agreements and obligations under this Amendment and the Credit Agreement and the other Loan Documents as amended hereby (i) are within the corporate authority of the Borrowers, (ii) have been duly authorized by all necessary corporate proceedings or actions, by the Borrowers, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrowers are subject or any judgment, order, writ, injunction, license or permit applicable to the Borrowers, and (iv) do not conflict with any provision of the corporate charter, by-laws, or any agreement or other instrument binding upon, the Borrowers.

         (c) ENFORCEABILITY OF OBLIGATIONS. This Amendment, and the Credit Agreement as amended hereby, and the other Loan Documents constitute the legal, valid and binding obligations of the Borrowers enforceable against each such Person in accordance with their respective terms.

         (d) PERFECTION OF SECURITY INTEREST. Each of the Borrowers hereby represents, warrants and affirms the first priority perfected security interest of the Administrative Agent, for the benefit of the Lender Parties and the Administrative Agent, in the Collateral, subject to Permitted Liens entitled to priority under applicable law.

         Section 5. AFFIRMATION AND AGREEMENTS OF BORROWERS

         (a) The Borrowers hereby affirm their absolute and unconditional promise to perform and pay to each Lender Party and the Administrative Agent the Obligations under the Notes, the Credit Agreement as amended hereby, and the other Loan Documents at the times and in the amounts provided for therein.

         (b) In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrowers acknowledge and agree that: (i) none of them has any claim or cause of action against the Administrative Agent or any of the Lender Parties (or any of their respective directors, officers, employees or agents); (ii) none of them has any offset right, counterclaim or defense of any kind against any of their respective obligations, indebtedness or liabilities to the Administrative Agent and the Lender Parties; and (iii) each of the Administrative Agent and the Lender Parties have heretofore properly performed and satisfied in a timely manner all of their obligations to the Borrowers. The Borrowers wish to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Administrative Agent's or any Lender Parties' rights, interests, contracts, collateral security or remedies. Therefore, each of the Borrowers unconditionally release, waive and forever discharges (A) any and all liabilities, obligations, duties, promises or indebtedness of any kind of either of the Administrative Agent or any of the Lender Parties to any of the Borrowers, except the obligations to be performed by the Administrative Agent and the Lenders as expressly stated in this Amendment and the other Loan Documents, and (B) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which the Borrowers might otherwise have against the Administrative Agent or any of the Lender Parties or any of their directors, officers, employees or agents, in either case (A) or (B), on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever arising or occurring on or prior to the date of this Agreement. The waivers, releases, and discharges in this paragraph shall be effective regardless of any other event that may occur or not occur on or after the date hereof.

         Section 6. CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective as of the date hereof upon the satisfaction of the following conditions precedent by 5:00 p.m. (Boston time) on a date (such date being referred to herein as the "Effective Date") occurring not later than March 30, 2001:

         (a) Receipt by the Administrative Agent of an original counterpart signature to this Amendment, duly executed and delivered by the Borrowers, the Guarantor, the Required Lenders and the Administrative Agent.

         (b) Receipt by the Administrative Agent of a copy of a fully-executed amendment to the Senior Subordinated Note Agreement, in form and substance satisfactory to the Administrative Agent. Without limiting the generality of the foregoing, such amendments shall include amendments to the following financial covenants contained in the Senior Subordinated Note Agreement:

                Interest Coverage Ratio:

                ---------------------------------------------- -----------------
                Fiscal Quarter Ending                          Minimum Ratio

                ---------------------------------------------- -----------------
                3/31/01, 6/30/01                               1.60:1
                ---------------------------------------------- -----------------
                9/30/01                                        1.75:1
                ---------------------------------------------- -----------------
                12/31/01                                       2.25:1
                ---------------------------------------------- -----------------

                Consolidated Debt to EBITDA Ratio:

                ---------------------------------------------- -----------------
                Fiscal Quarter Ending                          Maximum Ratio

                ---------------------------------------------- -----------------
                3/31/01, 6/30/01                               5.80:1
                ---------------------------------------------- -----------------
                9/30/01                                        5.50:1
                ---------------------------------------------- -----------------
                12/31/01                                       4.40:1
                ---------------------------------------------- -----------------

                Fixed Charge Coverage Ratio:

                ---------------------------------------------- -----------------
                Fiscal Quarter Ending                          Minimum Ratio

                ---------------------------------------------- -----------------
                3/31/01, 6/30/01, 9/30/01                      .80:1.0
                ---------------------------------------------- -----------------
                12/31/01                                       1.00:1
                ---------------------------------------------- -----------------

         (c) Receipt by the Administrative Agent of (i) evidence of proper corporate authorization by the Borrowers of this Amendment, (ii) a legal opinion of Greenberg Traurig, counsel to the Borrowers, on such corporate authorization by the Borrowers of this Amendment, the enforceability thereof and such other matters as the Administrative Agent may request and (iii) all such other closing documents as reasonably requested by the Administrative Agent, all such items to be in form and substance satisfactory to the Administrative Agent.

         (d) Receipt by the Administrative Agent of a list, which the Borrowers hereby certify to be true and correct in all material respects, of all bank, investment and other accounts maintained by the Borrowers and their Subsidiaries

         (e) Receipt by the Administrative Agent of an amendment fee in an amount equal to $210,000, such amendment fee to be for the PRO RATA accounts of the Lenders executing this Amendment on or before March 30, 2001; the PRO RATA share of each Lender to be equal to the quotient of (i) the aggregate Commitments of such Lender DIVIDED BY (ii) the aggregate Commitments of all Lenders executing this Amendment by such date.

         (f) Receipt by the Administrative Agent and each Lender of payment by the Borrowers of the fees and expenses of the Administrative Agent and such Lender incurred in connection with this Amendment and the review, analysis, and administration of the credit facilities of the Borrowers and their Subsidiaries and presented through the date hereof, including, without limitation, the reasonable fees and expenses of counsel to the Administrative Agent.

         Section 7. CONCERNING THE KBC LOAN AGREEMENTS.

                  (a) Reference is made to (i) the KBC Loan Agreements (as defined in the Credit Agreement) and (ii) the Letter of Credit Agreements each dated as of November 20, 1998 between KBC Bank N.V. ("KBC") and the Administrative Agent relating to the European Letters of Credit (the "KBC Letter of Credit Agreements"). The Administrative Agent has been informed by the Borrowers that amendments to the KBC Loan Agreements to conform such Agreements to the Credit Agreement, as amended hereby, will not be able to be entered into contemporaneously with this Amendment. Therefore, the parties have agreed as follows with respect to the KBC Loan Agreements and the KBC Letter of Credit
Agreements:

                  (b) The Lenders hereby instruct that the Administrative Agent direct KBC, pursuant to paragraph 7(a) of the KBC Letter of Credit Agreements, to waive (i) the Specified Non-Compliance under the KBC Loan Agreements for the periods specified in Section 1 hereof and (ii) any non-compliance with the financial covenants set forth in the KBC Loan Agreements for the period ending March 31, 2001, to the extent that such financial covenants have been amended hereby. The Administrative Agent agrees to send such direction notice to KBC.

                  (c) The Borrowers hereby agree to cause the execution of amendments to the KBC Loan Agreements, conforming in all relevant respects to the amendments under this Amendment and otherwise in form and substance reasonably satisfactory to the Administrative Agent. Without limiting the generality of the foregoing, such amendments shall reflect increased pricing applicable to the European Letters of Credit to conform to the pricing applicable to Letters of Credit under the Credit Agreement as modified hereby. Such amendments shall be delivered to the Administrative Agent on or before April 16, 2001 and the Borrowers and the Lender Parties agree to act in good faith to document such amendments by such date. The Borrowers agree that such amendments shall be accompanied by such supporting and other documentation (including, without limitation, legal opinions) as the Administrative Agent may reasonably request and that the fees and expenses of the Administrative Agent and the Lenders incurred in connection with such amendments (including, without limitation, reasonable legal fees and expenses) shall be paid by the Borrowers.

                  (d) From and after the date hereof, and until such time as such amendments to the KBC Loan Agreements become effective, the Borrowers agree to pay to the Administrative Agent, for the accounts of the applicable Lenders, all amounts necessary to cause the fees and pricing under the KBC Loan Agreements and with respect to the European Letters of Credit to be equal to the fees and pricing applicable to the other Obligations under the Credit Agreement, as amended hereby.

         Section 8. INDEMNIFICATION; EXPENSES. The Borrowers hereby jointly and severally agree to indemnify the Administrative Agent and its affiliates and to hold the Administrative Agent and its affiliates harmless from and against any loss, cost or expense incurred or sustained by the Administrative Agent or such affiliate in providing any payroll, funds transfer and other cash management services to the Borrowers and their Subsidiaries. The parties hereto further hereby agree that such indemnification obligations shall be Obligations. Without limiting the generality of Section 11.4 of the Credit Agreement, each of the Borrowers agrees to pay to the Administrative Agent and each Lender the fees and expenses of the Administrative Agent and such Lender incurred in connection with this Amendment and the review, analysis, and administration of the credit facilities of the Borrowers and their Subsidiaries, including, without limitation, the reasonable fees and expenses of counsel to the Administrative Agent, and each of the Borrowers authorizes the Lender Parties to debit any account maintained by a Borrower with such Lender Party for any fees, expenses, or other amounts due and payable by such Borrower hereunder, under the Credit Agreement or any of the other Loan Documents.

         Section 9. MISCELLANEOUS PROVISIONS.

         (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

         (b) The participation by either the Administrative Agent or any of the Lender Parties and/or any of their respective representatives in discussions with the Borrowers and/or its affiliates or representatives shall not impose any duty on any party to negotiate a restructuring of the Credit Agreement or to agree on any restructuring. No oral representations or statements shall constitute an agreement by any party. The Credit Agreement can only be amended in a duly signed and authorized writing. The Borrowers and their affiliates shall not be entitled to rely on statements or representations of the

Administrative Agent, any Lender Party or their representatives, other than those in writing duly signed and authorized.

         (c) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED ACCORDING TO, THE LAWS OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

         (d) This Amendment may be executed in any number of counterparts (which may be delivered via telecopier), but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

         (e) Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                   POLYVISION CORPORATION



                                   By:      /s/GARY L. EDWARDS
                                      -----------------------------------------
                                         Name: Gary L. Edwards
                                         Title: Chief Financial Officer,
                                                Treasurer and Secretary

                                   POSTERLOID CORPORATION



                                   By:      /s/ GARY L. EDWARDS
                                      -----------------------------------------
                                         Name: Gary L. Edwards
                                         Title: Chief Financial Officer,
                                                Treasurer and Secretary

                                   GREENSTEEL, INC.



                                   By:      /s/GARY L. EDWARDS
                                      -----------------------------------------
                                         Name: Gary L. Edwards
                                         Title: Chief Financial Officer,
                                                Treasurer and Secretary

                                    FLEET NATIONAL BANK,
                                    as Administrative Agent, as European Letter of Credit Bank, as Initial Issuing Bank, as
                                    Swing Line Bank, and as a Lender



                                    By: /s/ Christopher N. Sotir
                                       --------------------------------------
                                       Name: Christopher N. Sotir
                                       Title Vice President


                                    UNION BANK OF CALIFORNIA, N.A.



                                    By: /s/ Hagop V. Jazmedarian
                                       --------------------------------------
                                       Name: Hagop V. Jazmedarian
                                       Title Vice President

                                    SUNTRUST BANK, ATLANTA



                                    By: /s/ Susan Hall
                                       -------------------------------------
                                       Name: Susan Hall
                                       Title Managing Director



                                    By: /s/ D. McLean
                                       --------------------------------------
                                       Name: D. McLean
                                       Title Assistant Vice President


                                    BANKERS TRUST CO.



                                    By: /s/ Diane F. Rolfe
                                       -------------------------------------
                                       Name: Diane F. Rolfe
                                       Title Vice President


         The undersigned Guarantor hereby consents to the above Amendment and confirms its unconditional Guaranty of the Obligations under the Credit Agreement as previously amended and as amended hereby.


                                    APV, INC.



                                    By: /s/ Gary L. Edwards
                                       --------------------------------------
                                       Name: Gary L. Edwards
                                       Title Chief Financial Officer,
                                             Treasurer and Secretary


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